Exhibit 99.3

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[LOGO]

Carriage Services, Inc.

(NYSE: CSV)

December 2003 Investor Presentation

Copyright 2003 © Carriage Services, Inc. All rights reserved.

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

Company Overview

•                  Carriage Services is a leading provider of death care services in the United States.

•                  Focus on attractive suburban and rural markets

•                  Primary competitors are local independents

[LOGO]

Locations

Currently own and operate 139 Funeral
Homes and 30 Cemeteries in 29 States

[GRAPHIC]

Company Overview

•                  Carriage Services is a leading provider of death care services in the United States.

•                  Focus on attractive suburban and rural markets

•                  Primary competitors are local independents

•                  Capital structure and cash flow much improved

•                  Recently completed a successful turnaround strategy

•                  Significantly improved EBITDA and free cash flow

•                  Reduced debt and contingent acquisition obligations from $205M in 2000 to estimated $135M by 2003 year end

Total Debt & Contingent
Acquisition Obligations

Total Debt & Contingent Acquisition Obligations ($ in Millions)

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Improved Capital Structure

($ in Millions)

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Estimated Debt Maturities

($ in Millions)

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Mission Statement

“We are committed to being the most professional, ethical and highest quality funeral and cemetery service organization in our industry.”

Guiding Principles

•                  Honesty, Integrity and Quality in all that we do

•                  Hard work, pride of accomplishment and shared success through employee ownership

•                  Belief in the power of people though individual initiative and teamwork

•                  Outstanding service and profitability go hand-in-hand

•                  Growth of the Company is driven by decentralization and partnership

Sales Mix

•                  Sales from the Funeral Home segment comprise the vast majority of Carriage’s revenue

[CHART]

Carriage Services: Nine Months Ending 9/30/03

Funeral Homes

•                  Remain some of the most profitable Funeral Homes in the industry

•                  Carriage’s Funeral Homes have experienced challenges from declining death rate and losses of market share in certain markets

•                  Highly focused on operations, people, technology improvements and growing market share

Most Profitable Funeral Homes

Funeral Home Revenue and Gross Profit ($ in Millions)

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Funeral Homes

•                  Offer a complete suite of products and services to meet families’ funeral needs.

Funeral Home Service Offerings and Pricing Points

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Pre-Need Funeral Programs

•                  In addition to sales at the time of need, Carriage offers customers the option of purchasing funeral products and services in advance

•                  Focus of pre-need sales strategy is local market

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3Q03 Funeral Revenue Breakdown Pre-Need versus At-Need

•                  Carriage has shifted the funding of its pre-need sales to insurance policies

•                  Commission earned on sale

•                  Returns guaranteed

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Pre-Need Sales Allocations -1999

[CHART]

Pre-Need Sales Allocations – 9 Mths. 2003

Cemeteries

•                  Offers products and services including interment services, the rights to interment cemetery sites (including grave sites, mausoleum crypts and niches) and related cemetery merchandise such as memorials and vaults

•                  Revenues primarily driven by pre-need product sales

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•                  Cemetery gross margins have improved since management shifted focus to its family service model

Cemetery Revenue and Gross Profit ($ in Millions)

[CHART]

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Industry Overview

Highly Fragmented Ownership

•                  There are approximately 22,000 funeral homes and 10,000 cemeteries in the United States

•                  Majority of operators consists of small, family-owned businesses that control one or several funeral homes or cemeteries in a single community

[CHART]

2003E U.S. Death Care Market

Long Term Value Creation

•                  Death care businesses traditionally transfer to successive family generations

•                  Local heritage and tradition

•                  Heritage and tradition afford a local franchise

•                  Provide the opportunity for growing market share

Death Rate Trends

•                  Number of deaths in the United States had increased at a compounded rate of approximately 1% for years 1950 to 2000

•                  2001 was down 2.4%, and 1.6% in 2002

CDC Death Rate Trends - Adjusted for Non-Reporting Cities

	1Q	2Q	3Q	4Q	Full year
2000 % Change	-2.1%	1.2%	10.7%	6.9%	3.8%
2001 % Change	-1.6%	2.2%	-6.1%	-4.0%	-2.4%
2002 % Change	-1.5%	0.0%	-2.9%	-2.1%	-1.6%
2003 % Change	-2.1%	-2.4%	1.8%

CDC death rates are not necessarily indicative of death rates experienced in CSV’s markets!

•                  Recent trends have caused some volatility in financial results

•                  Carriage believes longer term deaths and death rates will increase as baby boom generation ages

Competition - Trends

•                  Focus on reduced spending and deleveraging are common themes among industry participants over the last three years

Debt Levels (Indexed to 100)

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Industry Capex (Indexed to 100)

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* 9 Mths. Ended July 31

•                  Cremations have increased as a percentage of total services

•                  Urban areas generally have driven the move to cremations

•                  Carriage maintains the highest percentage of burials among its peers

Industry Cremation vs. Burial Rates (% Total Services)

[CHART]

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Sizing the Competition

•                  All competitors have been adversely affected by the slower than expected death rate trend.

•                  Carriage’s lean operating structure and focus on best practices have helped weather the storm

•                  Carriage had the highest gross margin (25.7%) among its peers for the first three quarters of 2003*

[CHART]

* For Stewart, three quarters ending July 31

[LOGO]

Financial Overview

Historical Financial Performance

Historical Financial Performance
(In Thousands $, Except Per Share Data

	2000	2001	2002	9 Mths 2002	9 Mths 2003
Revenues:
Funeral	127,261	124,284	119,299	89,060	85,939
Cemetery	35,345	38,209	34,877	25,834	26,335
Total Revenues	162,606	162,493	154,176	114,894	112,274
% Change	5.0%	-0.1%	-5.1%	-6.3%	-2.3%

Same Store Revenue Growth:
Funeral	NA	2.2%	0.5%	-0.3%	-2.3%
Cemetery	NA	10.9%	-7.4%	-7.0%	1.9%

Gross Margin %:
Funeral	21.1%	25.3%	28.8%	29.4%	25.3%
Cemetery	15.0%	23.1%	25.0%	23.9%	27.0%
Total Gross Margin %	19.8%	24.8%	27.9%	28.1%	25.7%

EBITDA*	42,008	48,692	42,750	31,635	29,460
% of Revenues	25.8%	30.0%	27.7%	27.5%	26.7%

Interest Expense, Debt	14,052	13,579	13,053	9,450	8,346

Net Income*	972	9,002	7,684	5,757	4,864

Diluted EPS**	$0.06	$0.51	$0.44	$0.33	$0.27

Total Debt	185,204	156,089	149,094	155,532	139,742

Cash from Operations	16,926	27,749	18,945	14,311	10,257
CapEx	10,547	5,046	6,034	4,886	5,081
Free Cash Flow	6,379	22,703	12,911	9,425	5,176

*            See the Investor Relations page of the Company’s web site, www.carriageservices.com, for disclosure of non-GAAP performance measures.

**     Excluding special charges or benefits and before cumulative effect of change in accounting principle

Projected Revenue & EBITDA

Projected Revenue ($ in Millions)

[CHART]

Projected EBITDA ($ in Millions)

[CHART]

Projection Assumptions

•                  Based on nominal organic growth expectations:

•                  Adjusted for divestitures

•                  No acquisitions

•                  No growth in same store funeral service volumes between 2003 and 2007

•                  Modest increases in average revenue per funeral

•                  Achieve stable and moderate revenue growth from existing portfolio of businesses, through a combination of growth in revenue per experience and market share

•                  Management of fixed costs and improvement of field based operating margins, EBITDA is projected to increase from $40.0 to $44.6 million by 2007.

•                  Approximately 80% of Capex is “maintenance”

•                  The balance relates to development of new cemetery facilities or properties.

Long-Term Base Case Scenario

Long-Term Base Case Scenario
(Revised as of August 5, 2003)
(In Millions $, Except Per Share Data)

	Actual 12/31/02	12/31/03		12/31/04	12/31/05	12/31/06	12/31/07	5-Yr. CAGR

Revenue	154.2	151.3		154.9	158.7	162.5	166.5	1.5%

Income Before Taxes & Special Items	12.5	10.2		11.8	13.1	14.6	16.2	5.3%
Interest	19.8	18.2		16.6	16.3	15.9	15.3	-5.0%
Depreciation & Amortization	10.5	11.6		12.0	12.4	12.7	13.1	4.5%

EBITDA (Excluding Special Items)	42.8	40.0		40.4	41.8	43.2	44.6	0.8%

EPS, Diluted	0.44 (1)	0.38	(2)	0.41	0.45	0.50	0.55	4.6%

Diluted Shares Outstanding	17.4	17.9		17.9	18.1	18.2	18.2	0.9%

Cash Flow from Operations Before TIDES Deferral	18.9	12.8		15.4	17.0	18.9	20.3	1.4%

Cash Flow from Deferral of TIDES	0.0	3.5		6.8	7.3	7.8	8.5	NM

Cash Flow from Operations & TIDES Deferral	18.9	16.3		22.2	24.3	26.7	28.8	8.8%

Less Capital Expenditures	6.0	6.0		6.5	6.0	5.5	5.5	-1.7%

Free Cash Flow	12.9	10.3		15.7	18.3	21.2	23.3	12.6%

Plus/Minus Net Cash Taxes	(1.6)	0.2		4.0	4.7	5.5	6.4	NM

Pre-Tax Free Cash Flow	11.3	10.5		19.7	23.0	26.7	29.7	21.3%

Divestitures & Other	(4.5)	7.5		3.8	0.2	0.2	0.2	NM

Cumulative Deferral of TIDES	0.0	3.5		10.8	18.6	27.0	36.0	NM

Total Debt	149.1	134.8		111.9	93.4	72.0	48.5	-20.1%

Total Debt / EBITDA	3.5	3.4		2.8	2.2	1.7	1.1	-20.8%

(1) Excludes special items equal to $0.72 per share.

(2) Excludes the effect of $0.02 benefit recorded in 2003 as special charges and other items.	NM = Not meaningful

Base Case Enterprise Valuation #1

Long-Term Base Case Scenario

(In Millions $, Except Multiples & Per Share Data)

SCENARIO #1: 1 Point Multiple Decrease

	9/30/2003		12/31/03		12/31/04		12/31/05		12/31/06		12/31/07

Implied Enterprise Value (EV):
Total Debt	139.7		134.8		111.9		93.4		72.0		48.5
Preferred Securities	90.3		93.8		101.1		108.9		117.3		126.3
Implied Mkt. Value Equity	58.7		48.5		58.8		70.6		84.1		98.5
Total	288.7		277.1		271.8		272.9		273.4		273.3

EBITDA*	40.5		40.0		40.4		41.8		43.2		44.6

Diluted Shares Out.	17.8		17.9		17.9		18.1		18.2		18.2

SCENARIO #1: 1 Point Multiple Decrease

EV/EBITDA Multiple	7.1	X	6.9	X	6.7	X	6.5	X	6.3	X	6.1	X

Implied Stock Price	$3.29		$2.71		$3.29		$3.91		$4.63		$5.41

Annual % Increase			-18%		21%		19%		18%		17%

5 - Year Compound IRR							10%

* Trailing four quarter EBITDA excluding special items as of 9/30/03.

Base Case Enterprise Valuation #2

Long-Term Base Case Scenario

(In Millions $, Except Multiples & Per Share Data)

SCENARIO #2: Flat Multiple

	9/30/2003		12/31/03		12/31/04		12/31/05		12/31/06		12/31/07

Implied Enterprise Value (EV):
Total Debt	139.7		134.8		111.9		93.4		72.0		48.5
Preferred Securities	90.3		93.8		101.1		108.9		117.3		126.3
Implied Mkt. Value Equity	58.7		56.5		75.0		95.7		118.7		143.1
Total	288.7		285.1		288.0		298.0		308.0		317.9

EBITDA*	40.5		40.0		40.4		41.8		43.2		44.6

Diluted Shares Out.	17.8		17.9		17.9		18.1		18.2		18.2

SCENARIO #2: Flat Multiple

EV/EBITDA Multiple	7.1	X	7.1	X	7.1	X	7.1	X	7.1	X	7.1	X

Implied Stock Price	$3.29		$3.16		$4.19		$5.30		$6.54		$7.86

Annual % Increase			-4%		33%		27%		23%		20%

5 - Year Compound IRR							19%

* Trailing four quarter EBITDA excluding special items as of 9/30/03.

Base Case Enterprise Valuation #3

Long-Term Base Case Scenario

(In Millions $, Except Multiples & Per Share Data)

SCENARIO #3: 1 Point Multiple Increase

	9/30/2003		12/31/03		12/31/04		12/31/05		12/31/06		12/31/07

Implied Enterprise Value (EV):
Total Debt	139.7		134.8		111.9		93.4		72.0		48.5
Preferred Securities	90.3		93.8		101.1		108.9		117.3		126.3
Implied Mkt. Value Equity	58.7		64.5		91.2		120.8		153.2		187.7
Total	288.7		293.1		304.2		323.1		342.5		362.5

EBITDA*	40.5		40.0		40.4		41.8		43.2		44.6

Diluted Shares Out.	17.8		17.9		17.9		18.1		18.2		18.2

SCENARIO #3: 1 Point Multiple Increase

EV/EBITDA Multiple	7.1	X	7.3	X	7.5	X	7.7	X	7.9	X	8.1	X

Implied Stock Price	$3.29		$3.61		$5.09		$6.69		$8.44		$10.31

Annual % Increase			10%		41%		31%		26%		22%

5 - Year Compound IRR							26%

* Trailing four quarter EBITDA excluding special items as of 9/30/03.

Investment Considerations

•                  Carriage Services is a leading provider of death care services in the United States.

•                  Focus on attractive suburban and rural markets

•                  Most profitable funeral homes in the industry

•                  Capital structure and cash flow much improved

•                  Recently completed a successful turnaround strategy

•                  Significantly improved EBITDA and free cash flow

•                  Reduced debt and contingent acquisition obligations from $205M in 2000 to estimated $135M by 2003 year end

•                  Compelling valuation scenarios

Forward-Looking Information

In addition to historical information, this presentation contains forward-looking statements made by the management of Carriage Services, Inc. (the “Company” or “Carriage”).  Such statements are typically identified by terms expressing future expectations or goals.  These forward-looking statements, although made in good faith, are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in these forward-looking statements.  Factors that might cause such a difference include Carriage’s inability to sell businesses and properties for the estimated proceeds, to achieve the free cash flow from operations in the base case scenario, or to achieve internal growth from our businesses; adverse changes in economic and financial market conditions, increasing interest rates, and restricted credit availability; lower death rates; changing consumer preferences; competition in our markets from new entrants and existing business competitors; Carriage’s inability to maintain operating ratios within the limits set forth within our financing arrangements; and changes in government regulation of the death care industry.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof.  We undertake no obligation to revise or publicly release the results of any revision of these forward-looking statements.  Readers should carefully review the Cautionary Statements described in this and other documents we file from time to time with the Securities and Exchange Commission, including Annual Reports on Form 10-K and Current Reports on Form 8-K filed by Carriage in the future.

[LOGO]

Thank You